Exhibit 10.8

CONVERTIBLE NOTE SECURITY AGREEMENT

This CONVERTIBLE NOTE SECURITY AGREEMENT, dated as of December 19, 2025 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), made by and among Celularity Inc. (the “Company” or the “Grantor”) and Philip & Daniele Barach Family Trust (the “Agent”), acting for the benefit of the parties listed on Schedule 1 attached hereto from time to time, and their respective endorsees, transferees and assigns (collectively, the “Secured Party”),

W I T N E S S E T H:

WHEREAS, on the date hereof, the Secured Party made a loan to the Company in the principal amount of up to $6,200,000 (the “Loan”), issued pursuant to that certain Convertible Note Purchase Agreement, dated the date hereof, between the Lender and the Company (the “Purchase Agreement”) and evidenced by those certain Senior Secured Convertible Promissory Notes issued pursuant to the Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the “Convertible Notes”);

WHEREAS, this Agreement is given by the Grantor in favor of the Agent for the benefit of the Secured Party to secure the payment and performance of all of the Secured Obligations (as defined below);

WHEREAS, the Grantor will derive substantial direct and indirect benefits from the making of the Loan and from the other transactions contemplated by the Convertible Notes; and

WHEREAS, this Agreement is required by the terms of the Transaction Documents (defined below), and it is a condition to the obligations of the Secured Party to make the Loan under the Transaction Documents that the Grantor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.

(a) Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b) Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c) In addition to the terms defined elsewhere in this Agreement, capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement).

(d) For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” means the Convertible Note Collateral described in Section 2 of this Agreement.

“Convertible Notes” shall have the meaning given to it in the Purchase Agreement.

“Event of Default” has the meaning set forth in the Convertible Notes.

“Excluded Account” means (i) any deposit, securities or concentration account held by the Grantor, the deposits in which shall not at any time exceed $250,000 in the aggregate and (ii) any payroll, trust, tax withholding, fiduciary, escrow, tax payment or employee wages and benefits accounts held by a Grantor and used exclusively for such purposes and so long as no other funds are comingled in such accounts.

“First Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien to which such Collateral is subject.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property arising under United States laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing. Notwithstanding the foregoing, “Intellectual Property” shall exclude any intellectual property that is now or hereafter sublicensed to the Company.

“Proceeds” means “proceeds” as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Qualifying Proceeds” shall mean the gross proceeds obtained by the Grantor as the result of a Qualifying Proceeds Event. .

“Qualifying Proceeds Event” means any event or transaction, including without limitation any debt or equity financing, asset sale, licensing arrangement or similar transaction pursuant to which the Grantor receives Qualifying Proceeds of at least $10,000,000.

“Secured Obligations” has the meaning set forth in Section 3.

“Senior Note Transaction Documents” means that certain Senior Note Purchase Agreement, dated on or about the date hereof, between the Company and the Philip and Daniele Barach Family Trust, providing for the issuance of Senior Secured Non-Convertible Notes, along with the accompanying Senior Secured Non-Convertible Notes issued thereunder, the Senior Note Security Agreement, pursuant to which the Company pledges certain assets as collateral security to support its obligations under the Senior Notes, and all documents, certificates and ancillary instruments delivered in connection with the foregoing.

“Transaction Documents” means this Agreement, the Convertible Notes, the Purchase Agreement pursuant to which the Convertible Notes were issued, and all security instruments relating to the Collateral, all agreements, and instruments delivered in connection with or related to the foregoing.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2. Grant of Security Interest.

(a) To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the Grantor hereby pledges and grants to the Agent for the benefit of the Secured Party, and hereby creates a continuing First Priority lien and security interest in favor of the Agent for the benefit of the Secured Party in and to all of its right, title and interest in and to all of its respective assets including, but not limited to, the following, wherever located, whether now existing or hereafter from time to time arising or acquired

(i) all Contracts to which the Grantor is a party together with all Contract Rights relating to or arising therefrom which could result in the payment to the Grantor of Qualifying Proceeds. t;

(ii) all Deposit Accounts listed on Schedule 2(a)(ii) attached hereto into which distributions and payments from the assets described above in (i) are deposited from time to time; and

(iii) all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing (together with the other assets listed above in subsections (i) through (xix) of this Section 2 are hereinafter referred to as the “Convertible Note Collateral”).

The Grantor hereby acknowledges and agrees that the security interest created hereby in the Convertible Note Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising, including any amounts currently outstanding and any future advances.

3. Secured Obligations. The Convertible Note Collateral secures the due and prompt payment and performance of:

(a) all obligations, including, without limitation, the obligations of the Grantor from time to time arising under (i) the Convertible Notes, (ii) the Purchase Agreement; (iii) this Agreement, and (iv) all other Transaction Documents, or otherwise with respect to the due and prompt payment of (a) the principal of and premium, if any, and interest on the Loan (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary or secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantor under or in respect of the Convertible Notes or this Agreement; and

(b) all other covenants, duties, debts, obligations and liabilities of any kind of the Grantor under or in respect of the Convertible Notes, this Agreement, or any other Transaction Document as well as any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary or secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise.

(all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 being herein collectively called the “Secured Obligations”).

4. Perfection of Security Interests and Further Assurances.

(a) The Grantor shall, from time to time, as may be required by the Secured Party, acting through the Agent, with respect to the Collateral, take all actions as may be reasonably requested by the Secured Party to perfect the First Priority security interest of the Secured Party in the Collateral including, without limitation, assets over which control may be obtained within the meaning of sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable, the Grantor shall take all actions as may be reasonably requested from time to time by the Agent at the request of the Secured Party so that control of the Collateral is obtained and at all times held by the Agent acting for Secured Party. All of the foregoing shall be at the sole cost and expense of the Grantor.

(b) The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as required by this Agreement. The Grantor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

(c) The Grantor hereby further authorizes the Secured Party, through the Agent, to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States) this Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of the Grantor where permitted by law.

(d) If the Grantor shall at any time hold or acquire any certificated securities, promissory notes, tangible chattel paper, negotiable documents or warehouse receipts relating to the Collateral, the Grantor shall endorse, assign and deliver the same to the Agent, for the benefit of the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent, acting for the Secured Party may from time to time specify.

(e) If the Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall notify the Agent, acting for the Secured Party in a writing signed by the Grantor of the particulars thereof and grant to the Agent, for the benefit of the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

(f) If any Collateral is at any time in the possession of a bailee, the Grantor shall promptly notify the Agent, on behalf of the Secured Party thereof and, at the Secured Party’s request and option (acting through the Agent), shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Agent, at the direction of the Secured Party, that the bailee holds such Collateral for the benefit of the Agent on behalf of the Secured Party and the bailee agrees to comply, without further consent of such Grantor, at any time with instructions of the Agent, on behalf of the Secured Party as to such Collateral.

(g) The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party, acting through the Agent, may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Agent, acting for the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5. Representations and Warranties. The Grantor represents and warrants to the Agent and the Secured Party, as of the Closing Date, as follows:

(a) It has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Grantor of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Grantor and no further action is required by the Grantor. This Agreement constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b) The Grantor represents and warrants that it has no place of business or offices where its respective books of account and records are kept or places where Collateral is stored or located, except for the Business Premises or any other locations disclosed to the Agent.

(c) The Grantor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Grantor in the Grantor’s ordinary course of business), free and clear of any and all encumbrances. The Grantor is fully authorized to grant the security interests in and to pledge the Collateral to the Agent for the benefit of the Secured Party. There is not on file in any agency, land records or other office of any governmental authority, an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Agent for the benefit of the Secured Party pursuant to this Agreement and the Senior Note Transaction Documents) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Grantor shall not execute and shall not permit to be on file in any such agency, land records or other office any such financing statement or other document or instrument.

(d) No part of the Collateral has been judged invalid or unenforceable. No claim, proceeding or other notice or other similar item has been received by the Grantor that any Collateral or the Grantor’s use of any Collateral violates the rights of any Person. There has been no adverse decision or claim to the Grantor’s ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Grantor’s right to keep and maintain such Collateral in full force and effect, and there is no claim or proceeding of any nature involving said rights pending or, to the best knowledge of the Grantor, threatened, before any governmental authority.

(e) Upon making the filings described in the immediately following sentence or by possession or control of such Collateral by the Agent, acting for the Secured Party, or delivery of such Collateral to the Agent, on behalf of the Secured Party, this Agreement creates, in favor of the Agent, for the benefit of the Secured Party, a valid, perfected, security interest in the Collateral. Except for the filing of financing statements on Form UCC-1 under the Uniform Commercial Code in the State of Delaware, no authorization or approval of, or filing with, or notice to any governmental authority is required either: (A) for the grant by the Grantor of, or the effectiveness of, the security interest granted hereby or for the execution, delivery and performance of this Agreement by the Grantor; or (B) for the perfection of or exercise by the Agent, acting for the Secured Party, of its rights and remedies hereunder.

(f) Simultaneous with the execution of this Agreement, the Grantor hereby authorizes the Agent, acting for the Secured Party to file one or more UCC financing statements, and any continuations, amendments, or assignments thereof with respect to the security interests on the Collateral granted hereby and pursuant to the terms of this Agreement, with the State of Delaware and in such other jurisdictions as may be requested or desired by the Secured Party through the Agent.

(g) The execution, delivery and performance of this Agreement, and the granting of the security interests contemplated hereby, will not: (A) constitute a violation of or conflict with the Certificate of Incorporation, Bylaws or any other organizational or governing documents of the Grantor; (B) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any contract or agreement to which the Grantor is a party or by which any of the Collateral may be bound; (C) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any judgment of any governmental authority; (D) constitute a violation of, or conflict with, any law; or (E) result in the loss or adverse modification of, or the imposition of any fine, penalty or other encumbrance with respect to, any permit granted or issued to, or otherwise held by or for the use of, the Grantor or any of the Collateral. No consent (including from stockholders or creditors of the Grantor) is required for the Grantor to enter into and perform its obligations hereunder.

(h) All information heretofore, herein or hereafter supplied to the Agent and/or the Secured Party by or on behalf of the Grantor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(i) The Grantor shall have all risk of loss of the Collateral. Neither the Secured Party nor the Agent shall have any liability or duty, either before or after the occurrence and continuance of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against Persons with prior interests in the Collateral. If the Agent, acting for the benefit of the Secured Party, actually receives any notices requiring action with respect to Collateral in the Secured Party’s possession, the Agent, acting for the Secured Party, shall take reasonable steps to forward such notices to the Grantor. The Grantor is responsible for responding to notices concerning the Collateral, voting the Collateral, and exercising rights and options, calls and conversions of the Collateral. The Agent’s, acting for the Secured Party, sole responsibility is to take such action as is reasonably requested by the Grantor in writing; however, neither the Agent nor the Secured Party is responsible to take any action that, in the Secured Party’s or the Agent’s sole judgment, would affect the value of the Collateral as security for the Secured Obligations adversely. While the Agent, on behalf of the Secured Party, is not required to take certain actions, if action is needed, in the Secured Party’s sole discretion and acting through the Agent, to preserve and maintain the Collateral, the Grantor authorizes the Agent, acting for the Secured Party to take such actions, but neither the Agent, nor the Secured Party is obligated to do so.

(j) During normal business hours and subject to prior reasonable notice from the Secured Party (through the Agent) to the Grantor (which notice may be e-mail or telephonic notice), the Agent, acting for the Secured Party, and its agents and designees may enter the business premises and any other premises of the Grantor and inspect the Collateral and all books and records of the Grantor (in whatever form) once per calendar quarter, and the Grantor shall pay the reasonable costs of such inspections.

(k) At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement and except as otherwise set forth in the Transaction Documents and the Senior Note Transaction Documents.

(l) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected First Priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(m) Except for authorization and approval previously obtained, or other actions previously taken, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the borrowing or guaranty of the Loan and the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of the Convertible Notes, this Agreement and the other Transaction Documents by the Grantor or the performance by the Grantor of its obligations thereunder.

(n) To the extent requested by the Agent, acting for the Secured Party, the Grantor has taken or will take all action required on its part for the Agent, for the benefit of the Secured Party, to obtain control (as defined in sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable) over all Collateral with respect to which such control may be obtained pursuant to the UCC. Except as set forth in the Transaction Documents, no person other than the Agent, acting for the Secured Party, has control or possession of all or any part of the Collateral.

6. Covenants. The Grantor covenants to the Agent and the Secured Party as follows:

(a) Upon the closing of a Qualifying Proceeds Event and the receipt by the Grantor of Qualifying Proceeds in an amount equal to or greater than $10,000,000, the Grantor shall immediately deposit into a cash deposit account over which the Agent, on behalf of the Secured Party, has a valid Control Agreement in place an amount of the Qualifying Proceeds equal to the sum of (x) the principal face amount of Convertible Notes then outstanding, and (y) all accrued and unpaid interest thereon (whether in respect of Regular Interest or Default Interest). It is agreed and understood that, if the Grantorobtains proceeds from any event or transaction that does not constitute a Qualifying Proceeds Event, then the Grantor is not obligated to make the deposit required by the first sentence of this Section 6(a).

(b) It shall at all times maintain its books of account and records relating to the Collateral and maintain the Collateral at the Business Premises, and the Grantor shall not relocate such books of account and records or Collateral, except and unless: (A) the Agent, at the direction of the Secured Party, first approves of such relocation, which approval may be withheld in the Secured Party’s sole and absolute discretion; (B) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to create in favor of the Agent, for the benefit of the Secured Party, valid, perfected and continuing liens in the Collateral; or (C) Collateral is moved or relocated in the Grantor’s ordinary course of business, provided, however, that any permanent relocation of any of the Collateral shall require the Secured Party’s prior written approval (acting through the Agent).

(c) The Grantor shall at all times maintain the liens and security interests provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Agent, for the benefit of the Secured Party, until this Agreement and the security interests hereunder shall terminate. The Grantor shall at all times safeguard and protect all Collateral, at its own expense, for the account of the Secured Party. At the request of the Agent, acting for the Secured Party, the Grantor will sign and deliver to the Agent, for the benefit of the Secured Party, at any time, or from time to time, one or more financing statements pursuant to the Code (or any other applicable statute) in form reasonably satisfactory to the Agent, acting for the Secured Party, and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party (acting through the Agent) to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Grantor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the security interests granted hereunder, and the Grantor shall obtain and furnish to the Agent, for the benefit of the Secured Party, from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the security interests hereunder.

(d) The Grantor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for the sale of all or a portion of the assets related to the Company’s biomaterials business) without the prior written consent of the Agent, acting for the Secured Party, which consent may be withheld in the Secured Party’s sole and absolute discretion, except for transfers, sales or licenses made in the Grantor’s ordinary course of business.

(e) The Grantor shall keep, maintain and preserve all of the Collateral in good condition, repair and order and the Grantor will use, operate and maintain the Collateral in compliance with all laws, and in compliance with all applicable insurance requirements and regulations.

(f) The Grantor shall, within five (5) days of obtaining knowledge thereof, advise the Agent, on behalf of the Secured Party promptly, in sufficient detail, of any substantial or material change in the Collateral, and of the occurrence of any event which could, with the passage of time or giving of notice, or both, constitute an Event of Default.

(g) The Grantor shall promptly execute and deliver to the Agent, for the benefit of the Secured Party, such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent, acting for the Secured Party, may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral, including, placing legends on Collateral or on books and records pertaining to Collateral stating that the Agent, for the benefit of the Secured Party, has a security interest therein.

(h) The Grantor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(i) The Grantor shall promptly notify the Agent on behalf of the Secured Party in sufficient detail (x) regarding the status of any Qualifying Proceeds Event including the scheduled closing date and a calculation of the Qualifying Proceeds therefrom, and (y) upon becoming aware of any claim, proceeding, or any other litigation, attachment, garnishment, execution or other legal process levied against any Collateral or of any claim, proceeding or any other litigation, attachment, garnishment, execution or other legal process which the Grantor knows or has reason to believe is pending or threatened against it or the Collateral, and of any other information received by the Grantor that may materially affect the value of the Collateral, the security interests granted hereunder or the rights and remedies of the Agent, acting on behalf of the Secured Party hereunder.

(j) The Grantor will promptly pay when due all taxes and all transportation, storage, warehousing and all other charges and fees affecting or arising out of or relating to the Collateral and shall defend the Collateral, at the Grantor’s expense, against all claims of any Persons claiming any interest in the Collateral adverse to the Grantor or the Agent, acting for the Secured Party.

(k) The Grantor shall maintain comprehensive casualty insurance on the Collateral against such risks, in such amounts, with such loss deductible amounts and with such companies as may be reasonably satisfactory to the Agent, acting for the Secured Party, and each such policy shall contain a clause or endorsement satisfactory to the Agent, on behalf of the Secured Party naming the Agent, for the benefit of the Secured Party, as loss payee and a clause or endorsement satisfactory to the Agent, at the direction of the Secured Party that such policy may not be canceled or altered and the Agent, acting for the Secured Party, may not be removed as loss payee without at least thirty (30) days prior written notice to the Agent, acting for the Secured Party. In all events, the amounts of such insurance coverages shall conform to prudent business practices and shall be in such minimum amounts that the Grantor will not be deemed a co-insurer under applicable insurance laws, policies or practices. The Grantor hereby assigns to the Agent, for the benefit of the Secured Party, and grants to the Agent, for the benefit of the Secured Party, a security interest in any and all proceeds of such policies and authorizes and empowers the Agent, for the benefit of the Secured Party to adjust or compromise any loss under such policies and to collect and receive all such proceeds. The Grantor hereby authorizes and directs each insurance company to pay all such proceeds directly and solely to the Agent, for the ratable benefit of the Secured Party and not to the Grantor and the Agent, acting for the Secured Party jointly. The Grantor authorizes and empowers the Agent, on behalf of the Secured Party, to execute and endorse in the Grantor’s name all proofs of loss, drafts, checks and any other documents or instruments necessary to accomplish such collection, and any persons making payments to the Agent, for the benefit of the Secured Party, under the terms of this subsection are hereby relieved absolutely from any obligation or responsibility to see to the application of any sums so paid. After deduction from any such proceeds of all costs and expenses (including attorney’s fees) incurred by the Agent acting for the benefit of the Secured Party in the collection and handling of such proceeds, the net proceeds shall be applied as follows: if no Event of Default shall have occurred and be continuing, such net proceeds may be applied, at the Grantor’s option, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to the Agent, as directed by the Secured Party, or as a credit against such of the Secured Obligations, whether matured or unmatured, as the Agent, as directed by the Secured Party shall determine in the Secured Party’s sole discretion. In the event that the Grantor may and does elect to replace or restore any of the Collateral as aforesaid, then such net proceeds shall be deposited in a segregated account opened in the name and for the benefit of the Agent for the ratable benefit of the Secured Party, and such net proceeds shall be disbursed therefrom by the Agent, on behalf of the Secured Party in such manner and at such times as the Secured Party deems appropriate to complete and insure such replacement or restoration; provided, however, that if an Event of Default shall occur at any time before or after replacement or restoration has commenced, then thereupon the Agent, acting at the direction of the Secured Party, shall have the option to apply all remaining net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to the Agent and the Secured Party, or as a credit against such of the Secured Obligations, whether matured or unmatured, as the Agent, at the direction of the Secured Party shall determine in the Secured Party’s sole discretion. If an Event of Default shall have occurred prior to such deposit of the net proceeds, then the Agent, acting at the direction of the Secured Party may, in its sole discretion, apply such net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to the Secured Party, or as a credit against such of the Secured Obligations, whether matured or unmatured, as the Secured Party shall determine in the Secured Party’s sole discretion.

(l) The Grantor shall cooperate with the Agent, acting on behalf of the Secured Party, to obtain and keep in effect one or more control agreements in Deposit Accounts, Electronic Chattel Paper, Investment Property and Letter-of-Credit Rights Collateral.

(m) The Grantor shall not file any amendments, correction statements or termination statements concerning the Collateral without the prior written consent of the Agent, acting at the direction of Secured Party.

(n) The Grantor will not, without providing at least thirty (30) days’ prior written notice to the Agent, on behalf of the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor will, prior to any change described in the preceding sentence, take all actions requested by the Agent, acting on behalf of the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(o) The Grantor shall, at its own cost and expense, defend title to the Collateral and the First Priority lien and security interest of the Agent, for the benefit of the Secured Party, therein against the claim of any person claiming against or through the Grantor and shall maintain and preserve such perfected First Priority security interest for so long as this Agreement shall remain in effect.

(p) Except as permitted under the Transaction Documents, the Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein; provided that sale of all or a portion of the assets related to the Company’s biomaterials business shall be permitted.

7. Agent, acting for the Secured Party, Appointed Attorney-in-Fact. The Grantor hereby appoints the Agent, acting for the benefit of the Secured Party, the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time to follow a Majority Directive during the existence of an Event of Default, to take any action and to execute any instrument which the Agent, acting upon such Majority Directive, may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same (but neither the Agent nor the Secured Party shall be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). Such appointment, being coupled with an interest, shall be irrevocable. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

8. Secured Party May Perform. If the Grantor fails to perform any obligation contained in this Agreement, or if any representation or warranty on the part of the Grantor contained herein shall be breached, then, during the existence of an Event of Default, the Agent, on behalf of the Secured Party, may perform, or cause performance of, such obligation, or remedy such breach, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor; provided that the Agent acting on behalf of the Secured Party shall not be required to perform or discharge any obligation of the Grantor. Neither the provisions of this Section 8 nor any action taken by the Agent on behalf of the Secured Party pursuant to the provisions of this Section 8 shall prevent any such failure to observe any covenant contained in this Agreement or any breach of representation or warranty from constituting an Event of Default.

9. Regarding the Agent.

(a) Assignment by the Agent. The Agent may from time to time assign the Security Interests and any and all other rights created in favor of the Agent hereunder to a successor administrative agent appointed in accordance with the Purchase Agreement, and such successor shall be entitled to all of the rights and remedies of the Agent under this Agreement in relation thereto.

(b) The Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder and the accounting for moneys actually received by Agent in accordance with the terms of this Agreement, the Agent (and the other Secured Party) shall have no duty or liability to preserve rights pertaining thereto (it being understood and agreed that the Grantor shall be responsible for preservation of all rights in the Collateral, and the Agent and the Secured Party shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantor). The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral; provided that the Agent shall not have acted with gross negligence, bad faith or willful misconduct. In the event of a public or private sale, the Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(c) Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor the Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or the Secured Party of any payment relating to such Account pursuant hereto, nor shall the Agent or the Secured Party be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(d) License. For the purpose of enabling the Agent to exercise rights and remedies hereunder (including to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral), the Grantor hereby grants to the Agent, for the benefit of the Secured Party, a nonexclusive license (exercisable at any time during the continuance of an Event of Default without payment of royalty or other compensation to the Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by the Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

10. Remedies Upon Default.

(a) If any Event of Default shall have occurred and be continuing, the Agent, acting for the Secured Party pursuant to a Majority Directive may, without any other notice to or demand upon the Grantor, assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral in a public or private sale. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided herein fifteen (15) days prior to the date of such disposition (or such longer period as required by law) shall constitute reasonable notice. So long as the sale of the Collateral is made in a commercially reasonable manner, the Agent, acting on behalf of the Secured Party and pursuant to a Majority Directive may sell such Collateral on such terms and to such purchaser(s) as the Agent, acting for the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Agent, acting for the Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent or the Secured Party arising out of the exercise by it of any rights hereunder. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Agent, on behalf of the Secured Party, may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Secured Party and the Agent shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall either be under any obligation to take any action whatsoever with regard thereto. The Agent, acting for the Secured Party, shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

(b) If any Event of Default shall have occurred and be continuing, any cash held by the Agent on behalf of the Secured Party as Collateral and all cash Proceeds received by the Agent for the benefit of the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Agent on behalf of the Secured Party to the payment of expenses incurred by the Agent and/or the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent, for the benefit of the Secured Party hereunder, including attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Agent, upon the Majority Directive of the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Agent for the benefit of the Secured Party and remaining after indefeasible payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Agent, acting on behalf of the Secured Party, to collect such deficiency.

(c) If the Secured Party shall determine to exercise its rights, through the Agent, to sell all or any of the Collateral pursuant to this Section, the Grantor agrees that, upon request of the Agent, on behalf of the Secured Party, the Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

(d) Collateral Collections. After an Event of Default shall have occurred, the Agent, acting for the Secured Party, shall have the right at any and all times to enforce the Grantor’s rights against all persons obligated on any of the Collateral, including the right to: (i) notify and/or require the Grantor to notify any or all persons obligated on any of the Collateral to make payments directly to the Agent, for the benefit of the Secured Party, or in care of a post office lock box under the sole control of the Agent, acting for the Secured Party, established at the Grantor’s expense, and to take any or all action with respect to Collateral as the Agent, acting for the Secured Party, shall determine in its sole discretion, including, the right to demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring any liability or responsibility to the Grantor whatsoever; and/or (ii) require the Grantor to segregate and hold in trust for the Agent, acting on behalf of the Secured Party and, on the day of the Grantor’s receipt thereof, transmit to Agent, for the account of the Secured Party in the exact form received by the Company (except for such assignments and endorsements as may be required by Agent, acting at the direction of the Secured Party), all cash, checks, drafts, money orders and other items of payment constituting any portion of the Collateral or proceeds of the Collateral. The Agent’s collection and enforcement of Collateral on behalf of the Secured Party against persons obligated thereon shall be deemed to be commercially reasonable if the Agent, acting for the Secured Party, exercises the care and follows the procedures that the Secured Party generally applies to the collection of obligations owed to the Secured Party.

10. No Waiver and Cumulative Remedies. The Agent, acting for the Secured Party, shall not by any act (except by a written instrument pursuant to Section 14), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

11. SECURITY INTEREST ABSOLUTE. The Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Agent, acting for the benefit of the Secured Party, and liens and security interests hereunder, and all Secured Obligations of such Grantor hereunder, shall be absolute and unconditional irrespective of:

(a) any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b) any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Note, this Agreement, the other Transaction Documents or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c) any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d) any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Agent or the Secured Party ; or

(g) any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loan or any existence of or reliance on any representation by the Agent or the Secured Party that might vary the risk of the Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, such Grantor or any other grantor, guarantor or surety.

12. Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Agent, the Secured Party and all of the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

13. Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Purchase Agreement, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

14. Additional Grantors. If, at the option of the Company, the Company shall cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to Agent a Joinder Agreement substantially in the form of Annex 1 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

15. Continuing Security Interest; Further Actions. This Agreement shall create a continuing First Priority lien and security interest in the Collateral and shall (a) subject to Section 16, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Grantor, its successors and permitted assigns, and (c) inure to the benefit of the Agent for the further benefit of the Secured Party and its respective successors, permitted transferees and permitted assigns; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent, acting on behalf of the Secured Party.

16. Termination; Release. On the date on which the Loan and other Secured Obligations have been indefeasibly paid in full in cash and performed in full, the Agent, on behalf of the Secured Party, will (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Agent, acting for the Secured Party, together with any monies at the time held by the Agent or the Secured Party hereunder, (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and (c) authorize the Grantor to terminate all applicable UCC filings.

17. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed as set forth in the Purchase Agreement.

18. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other Person, then the Agent, acting on behalf of the Secured Party, shall have the right to proceed against such other property, guarantee or endorsement, and the Agent, acting for the Secured Party, shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Agent, on behalf of the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Agent, acting for the Secured Party, or the holders of the Secured Obligations under this Agreement, under any other of the Transaction Documents or under any other document relating to the Secured Obligations.

19. Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement, together with the other Transaction Documents, constitutes the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Grantor:

CELULARITY INC.,

a Delaware corporation

By
Name:
Title:

Address for Notices: Celularity Inc. 170 Park Avenue Florham Park, NJ 07932 Email: john.haines@celularity.com

With a copy to (which shall not constitute notice):

Sheppard, Mullin, Richter & Hampton LLP

30 Rockefeller Plaza, 39th Floor

New York, NY 10112

Attn: Jeffrey Fessler, Esq.

Email: JFessler@sheppardmullin.com

SCHEDULE 1

Secured Parties

PHILIP & DANIELE BARACH FAMILY TRUST

Signature of Authorized Signatory: __________________________

Name of Authorized Signatory: Philip Barach

Title of Authorized Signatory: Trustee

SCHEDULE 2

COMMERCIAL TORT CLAIMS

None

ANNEX 1
TO
SECURITY AGREEMENT

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder Agreement”), dated as of [        ], is made by the undersigned in favor of the Agent, on behalf of the Secured Party under the Convertible Notes. Capitalized terms used herein as ascribed the meanings thereto in the Transaction Documents (as such term is defined in that Secured Convertible Note Purchase Agreement by and between the Company and the Lender dated as of December 19, 2025 (the “Purchase Agreement”)).

By executing and delivering this Joinder Agreement, the undersigned hereby becomes a party to the Convertible Note Security Agreement ( the “Security Agreement”) with the same force and effect as if originally named as a “Borrower” or a “Grantor” therein, as applicable. Without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby mortgages, pledges and hypothecates to the Agent, for the benefit of the Secured Party, and grants to Agent, for the benefit of the Secured Party, a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of the parties thereunder.

By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in the Transaction Documents applicable to it is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as the date hereof as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first written above.

[Name]

By:
Name:
Title: